Exhibit 32b

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Bassett Furniture Industries, Incorporated (the “Company”) on Form 10-Q for the period ending August 25, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I Barry C. Safrit, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Barry C. Safrit
Barry C. Safrit
Senior Vice President and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Bassett Furniture Industries, Incorporated and will be retained by Bassett Furniture Industries, Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.